Hatteras Alternative Mutual Funds Trust
c/o U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202

May 29, 2015

FILED VIA EDGAR

Filing Desk
Securities and Exchange Commission
100 F Street, N.E.
Washington, DC 20549

Re:	Hatteras Alternative Mutual Funds Trust (the “Trust”)
File Nos.: 333-86348 and 811- 21079

Dear Sir or Madam:

This submission is being made solely to obtain a class identifier for the Class H shares of the Hatteras Managed Futures Strategies Fund, a series of the Trust.

If you have any questions regarding the enclosed, please do not hesitate to contact the undersigned at (414) 765-5586 or michael.barolsky@usbank.com.

Very truly yours,

/s/ Michael D. Barolsky

Michael D. Barolsky, Esq.
Vice President
U.S. Bancorp Fund Services, LLC,
as Administrator for Hatteras Alternative Mutual Funds Trust